                                                                   EXHIBIT 10.33

                    SEVENTH AMENDMENT TO AMENDED AND RESTATED
                   SENIOR REVOLVING CREDIT FACILITY AGREEMENT

         THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT FACILITY AGREEMENT (this "Seventh Amendment"), dated as of September 30, 2001, is entered into among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent (in said capacity, the "Administrative Agent").

                                   BACKGROUND

         A. Borrower, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 19, 1996, as amended by that certain First Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of December 11, 1997, that certain Second Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 24, 1998, that certain Third Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of December 11, 1998, that certain Fourth Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of February 17, 1999, that certain Fifth Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of September 15, 1999, and that certain Sixth Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 30, 2000 (said Amended and Restated Senior Revolving Credit Facility Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders, and the Administrative Agent desire to amend the Credit Agreement to permit, among other things, the Borrower to dispose of assets and discontinue the operations of Rent-a-Tire, Inc., a Texas Corporation ("Rent-a-Tire").

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         (a) The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Applicable Margin" means, for any particular date for any LIBOR Advance, that rate of interest per annum equal to the rate set forth below opposite the Funded Debt Ratio which is in effect for such particular date:

                  Funded Debt Ratio                                                        Applicable Margin
                  -----------------                                                        -----------------
                  Greater than 4.35 to 1                                                   2.50%

                  Greater than 3.25 to 1 but less than or equal to 4.35 to 1               2.25%

                  Less than or equal to 3.25 to 1                                          2.00%

         The Applicable Margin payable by the Borrower on the Revolving Credit Advances outstanding hereunder shall be adjusted on each Adjustment Date, according to the performance of the Borrower for the most recent fiscal quarter. For purposes of the foregoing, if the financial statements of the Borrower setting forth the Funded Debt Ratio are not received by the Administrative Agent by the date required pursuant to
         Section 5.1(a) or 5.1(b), the Applicable Margin shall be determined as if the Funded Debt Ratio is greater than 4.35 to 1 until such time as such financial statements are received.

         (b) The definition of "Consolidated Adjusted Net Income" or "Consolidated Adjusted Net Loss" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Consolidated Adjusted Net Income" or "Consolidated Adjusted Net Loss" means, with respect to any period, consolidated net earnings or loss from continuing operations (after income taxes) of Borrower and its Consolidated Subsidiaries for such period, determined in accordance with GAAP, but (a) including, during such period an amount equal to (i) the amount, if any, that (A) the cumulative amount of cash expenditures charged against reserves created pursuant to the discontinuance of the operations of Rent-a-Tire, Inc., or charged to the income of Rent-a-Tire, Inc., after September 30, 2001 through the end of such period exceeds (B) $2,600,000, minus (ii) any such excess amount for any periods preceding such period, and (b) excluding, (i) any gain or loss in excess of $1,000,000 (before income taxes) arising from the sale of capital assets during such period; and (ii) any other items during such period which would be considered extraordinary items, in accordance with GAAP.

         (c) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term "Rent-a-Tire Disposition" thereto in proper alphabetical order to read as follows:

                  "Rent-a-Tire Disposition"means the immediate discontinuance of operations and the disposition of assets of 21 stores owned by Rent-A-Tire, Inc., a Texas corporation ("rent-A-Tire"), the classification of the remaining 22 Rent-a-Tire stores as discontinued operations, the future sale of the remaining 22 Rent-a-Tire stores, or if the remaining 22 stores are not sold, the discontinuance of operations and the disposition of assets of the 22 remaining Rent-a-Tire stores.

         (d) Section 6.7 of the Credit Agreement is hereby amended by amending clause (iv) thereof to read as follows:

                  "(iv) sell, transfer, lease or otherwise dispose of any of its property or assets (including Stock of any Subsidiary) or business except

                  (A)      in the ordinary course of business;

                  (B) the Borrower may sell any tract or other parcel of real estate having a net book value of $10,000,000 or less,

                  (C)      the Mr. Payroll Disposition and Investment,

                  (D)      the Rent-a-Tire Disposition,

                  (E) other assets, the aggregate net book value of which sold during any Fiscal Year shall not exceed 1.5% of Consolidated Tangible Assets as of the last day of the immediately preceding Fiscal Year, and

                  (F) the foregoing shall not operate to prevent mergers or consolidations of any wholly-owned Subsidiary into the Borrower or into a Guarantor or a sale, transfer or lease of assets by any wholly-owned Subsidiary to the Borrower or to a Guarantor.".

         (e) Section 5.14(b) of the Credit Agreement is hereby amended to read as follows:

                  (b) Consolidated Net Worth. The Borrower shall not permit Consolidated Net Worth at any time to be less than the sum of (i) $131,500,000, plus (ii) fifty percent (50%) of Consolidated Adjusted Net Income (but only if positive) for each fiscal quarter ending after December 31, 1995, plus (iii) an amount equal to one hundred percent (100.0%) of any new equity raised by the Borrower after December 31, 1995, through the issuance and sale of additional capital stock of the Borrower.

         (f) Exhibit F to the Credit Agreement is hereby amended to be in the form of Exhibit F to this Seventh Amendment.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) the Borrower has full power and authority to execute and deliver this Seventh Amendment, and this Seventh Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities law;

         (d) neither the execution, delivery and performance of this Seventh Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law to which the Borrower or any Subsidiary is subject, or any indenture, agreement or other instrument to which the Borrower or any Subsidiary or any of their respective property is subject; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this Seventh Amendment or the acknowledgment of this Seventh Amendment by each Guarantor.

         3. CONDITIONS OF EFFECTIVENESS. This Seventh Amendment (and the amendment to the Applicable Margin provided herein) shall be effective as of September 30, 2001, subject to the following:

         (a) the Administrative Agent shall have received counterparts of this Seventh Amendment executed by the Determining Lenders;

         (b) the Administrative Agent shall have received counterparts of this Seventh Amendment executed by the Borrower and acknowledged by each Guarantor;

         (c) the representations and warranties set forth in Section 2 of this Seventh Amendment shall be true and correct; and

         (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         4. GUARANTORS ACKNOWLEDGMENT. By signing below, each of the Guarantors
(a) acknowledges and consents to the execution, delivery and performance by the Borrower of this Seventh Amendment, (b) agrees that its obligations in respect of its Guaranty Agreement are not released, modified, impaired or affected in any manner by this Seventh Amendment or any of the provisions contemplated herein and (c) acknowledges that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty Agreement.

         5. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Seventh Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Seventh Amendment.

         (b) The Credit Agreement, as amended by this Seventh Amendment, and all other Loan Papers shall remain in full force and effect and are hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Seventh Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Seventh Amendment).

         7. EXECUTION IN COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW; BINDING EFFECT. This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, each Lender, and the Administrative Agent and their respective successors and assigns.

         9. HEADINGS. Section headings in this Seventh Amendment are included herein for convenience of reference only and shall not constitute a part of this Seventh Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SEVENTH AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.




                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

         IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment as of the date first above written.

                                       CASH AMERICA INTERNATIONAL, INC.


                                       By:  /s/ David J. Clay
                                            ------------------------------------
                                            David J. Clay
                                            Vice President and Treasurer



                                       BANK OF AMERICA, N.A.,
                                       as Administrative Agent


                                       By:  /s/ Sharon Burks Horos
                                            ------------------------------------
                                            Sharon Burks Horos
                                            Vice President



                                       WELLS FARGO BANK TEXAS, NATIONAL
                                       ASSOCIATION, as Documentation Agent and
                                       as a Lender


                                       By:  /s/ Stephen C. Melton
                                            ------------------------------------
                                            Stephen C. Melton
                                            Vice President



                                       BANK ONE, NA


                                       By:  /s/ Greg Crowe
                                            ------------------------------------
                                            Greg Crowe
                                            Vice President

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.


                                       By:  /s/ John M. Mearns
                                            ------------------------------------
                                            John M. Mearns
                                            Vice President and Manager



                                       THE CHASE MANHATTAN BANK


                                       By:  /s/ Allen K. King
                                            ------------------------------------
                                            Allen K. King
                                            Vice President



                                       COMERICA BANK-TEXAS


                                       By:  /s/ Jeffrey D. Bundy
                                            ------------------------------------
                                            Jeffrey D. Bundy
                                            Corporate Banking Officer

ACKNOWLEDGED AND AGREED:

CASH AMERICA, INC. OF SOUTH CAROLINA
FLORIDA CASH AMERICA, INC.
GEORGIA CASH AMERICA, INC.
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA PAWN, INC. OF OHIO
CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.
CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner,
         Cash America Holding, Inc.
CASH AMERICA HOLDING, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC.
CASH AMERICA OF MISSOURI, INC.
VINCENT'S JEWELERS AND LOAN, INC.
CASH AMERICA, INC. OF UTAH
CASH AMERICA FRANCHISING, INC.
CASH AMERICA FINANCIAL SERVICES, INC.
CASH AMERICA, INC. OF ILLINOIS
UPTOWN CITY PAWNERS, INC.
DOC HOLLIDAY'S PAWN BROKERS & JEWELERS, INC.
LONGHORN PAWN & GUN, INC.
BRONCO PAWN & GUN, INC.
HORNET PAWN & GUN, INC.
TIGER PAWN & GUN, INC.
RENT-A-TIRE, INC.
MR. PAYROLL CORPORATION



By:  /s/ David J. Clay
     ---------------------------------------
     David J. Clay
     Vice President and Treasurer

                                    EXHIBIT F

                            CERTIFICATE OF COMPLIANCE

         This Certificate of Compliance has been prepared and is being delivered to Lenders pursuant to Section 5.1(e) of that certain Amended and Restated Senior Revolving Credit Facility Agreement dated as of June 19, 1996, by and among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the "Borrower"), Bank of America, N.A., as Administrative Agent ("Administrative Agent") and certain other "Lenders" as defined therein (as amended, the "Credit Agreement") and is based upon the required review by the undersigned (in his representative capacity but not in his individual capacity) of the activities of the Borrower during the immediately preceding reporting period as set forth in such Section 5.1(e). The terms used herein shall have the same meanings as provided therefore in the Credit Agreement, unless the context hereof otherwise requires or provides.

         The undersigned, hereby certifies (in his representative capacity but not in his individual capacity) to the best of his knowledge, after reasonable investigation that on this date all representations and warranties of the Borrower contained in the Credit Agreement, including without limitation those set forth in Section 5.1(e) of the Credit Agreement, and in the other Loan Papers are true and correct and that all agreements, covenants and conditions required by the Credit Agreement and other Loan Papers have been performed or complied with. In particular, and without limiting the generality of the foregoing, the undersigned, hereby certifies (in his representative capacity but not in his individual capacity) the following as set forth in Section 5.14 of the Credit Agreement (reference is specifically made to such Section 5.14 and the defined terms set forth in the Credit Agreement, it being understood that the following is only intended as a summary thereof and that any conflict or inconsistency shall be resolved in favor of the specific provisions of the Credit Agreement):

                           DESCRIPTION OF COVENANT                               CALCULATION AS OF
(i)      Leverage Ratio of not more than 0.60 to 1.0 (quarterly test)
                                                                               ----------------------
         (Section 5.14(a) of Credit Agreement)

(ii)     Consolidated Net Worth of not less than the sum of (a) of
         $131,500,000 plus (b) 50% of Consolidated Adjusted Net Income         ----------------------
         for each fiscal quarter ending after December 31, 1995 plus
         (c) 100% of new equity raised after December 31, 1995

         (Section 5.14(b) of Credit Agreement)

(iii)    Ratio of total cost of goods sold to average monthly inventory
         (Consolidated basis for most recent twelve months) of not less        ----------------------
         than 1.60 to 1.0 as of any date (quarterly test)

         (Section 5.14(c) of Credit Agreement)

(iv)     Fixed Charge Coverage Ratio of not less than (a) 1.25 to 1 at
         June 30, 2000 and each fiscal quarter through and including           ----------------------
         March 31, 2001, (b) 1.35 to 1 at June 30, 2001 and September 30,
         2001, and (c) 1.50 to 1 at December 31, 2001 and each fiscal quarter thereafter (quarterly test)

         (Section 5.14(e) of Credit Agreement)

(v)      Funded Debt Ratio of not greater than (a) 4.50 to 1 at June 30,
         2000, (b) 5.00 to 1 at September 30, 2000 and December 31, 2000, (c)  ----------------------
         4.50 to 1 at March 31, 2001 and each fiscal quarter through and including September 30, 2001, and (d) 3.50 to 1 at December 31, 2001
         and each fiscal quarter thereafter (quarterly test)

         (Section 5.14(f) of Credit Agreement)

                                  CALCULATIONS

(i)      Consolidated Funded Debt

Consolidated Funded Debt + Consolidated Net Worth

         =                    +                      =
           ------------------   --------------------                           ----------------------

(ii) $131,500,000 + 50% of Consolidated Adjusted Net Income for fiscal quarter ending after 12/31/95 + 100% of new equity after 12/31/95


         =    $131,500,000.00 +                      +                      +
                                --------------------   --------------------    ----------------------
                              +                      =
           ------------------   --------------------

(iii)    Total cost of goods sold (excluding innoVentry Corp.)
         Average monthly inventory (excluding innoVentry Corp.)
                                                                               ----------------------
         =                                                    =
           --------------------------

(iv) Consolidated Adjusted Net Income plus taxes, rents, leases and interest expenses taxes, rents, leases and interest expenses

         =                    +                                =
           ------------------   --------------------                           ----------------------
                                                               =
         ------------------

(v)      Consolidated Funded Debt

         Consolidated EBITDA

         =                    +                                =
           ------------------   --------------------                           ----------------------
                                                               =
         ------------------

         The undersigned (in his representative capacity but not his individual capacity) also represents that to the best of his knowledge, after reasonable investigation, no Default or Event of Default exists and is continuing on this date, unless noted below (if such a condition, event or act is so noted, there shall also be noted below the nature, period of existence thereof and the action which the Company is taking or proposes to take with respect thereto):

         Dated this _____ day of ________________, 20___.

                                       CASH AMERICA INTERNATIONAL, INC.



                                       By:
                                            ------------------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------


                                       [CORPORATE TREASURER OR PRESIDENT OR
                                       CHIEF FINANCIAL OFFICER OR CONTROLLER IN
                                       ACCORDANCE WITH SECTION 5.1(E) OF THE
                                       CREDIT AGREEMENT]

                    EIGHTH AMENDMENT TO AMENDED AND RESTATED
                   SENIOR REVOLVING CREDIT FACILITY AGREEMENT

         THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT FACILITY AGREEMENT (this "Eighth Amendment"), dated as of February 12, 2002, is entered into among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent (in said capacity, the "Administrative Agent").

                                   BACKGROUND

         A. The Borrower, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 19, 1996, as amended by that certain First Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of December 11, 1997, that certain Second Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 24, 1998, that certain Third Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of December 11, 1998, that certain Fourth Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of February 17, 1999, that certain Fifth Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of September 15, 1999, that certain Sixth Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of June 30, 2000, and that certain Seventh Amendment to Amended and Restated Senior Revolving Credit Facility Agreement, dated as of September 30, 2001 (said Amended and Restated Senior Revolving Credit Facility Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders, and the Administrative Agent desire to amend the Credit Agreement to provide for a letter of credit sub-facility of $5,000,000.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order to read as follows:

                  "Issuing Bank" means any Lender in its capacity as an issuer of Letters of Credit hereunder.

                  "L/C Cash Collateral Account" has the meaning specified in
         Section 2.16(g)(i) hereof.

                  "L/C Related Documents" has the meaning specified in Section 2.16(e)(i) hereof.

                  "Letter of Credit" means any letter of credit issued by an Issuing Bank pursuant to Section 2.16(a) hereof.

                  "Letter of Credit Agreement" has the meaning specified in
         Section 2.16(b) hereof.

                  "Letter of Credit Facility" has the meaning specified in
         Section 2.16(a) hereof.

                  "Reimbursement Obligations" means, in respect of any Letter of Credit as at any date of determination, the sum of (a) the maximum aggregate amount which is then available to be drawn under such Letter of Credit plus (b) the aggregate amount of all drawings under such Letter of Credit not theretofore reimbursed by the Borrower.

         (b) The definition of "Determining Lenders" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Determining Lenders" means, on any date of determination, any combination of the Lenders having at least 66-2/3% of the aggregate amount of the Revolving Credit Advances (which for purpose of the calculation shall include for each Lender an amount equal to the product of such Lender's Specified Percentage multiplied by the aggregate principal amount of Swing Line Advances outstanding) and participations in Letters of Credit outstanding; provided, however, that if there are no Revolving Credit Advances or participations in Letters of Credit outstanding hereunder, "Determining Lenders" shall mean any combination of the Lenders whose Specified Percentages hereunder aggregate at least 66-2/3%.

         (c) The definition of "Loan Papers" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Loan Papers" means this Agreement, the Notes, the Guaranty Agreements, the L/C Related Documents and any other document or agreement executed or delivered from time to time by the Borrower, any Subsidiary of the Borrower or any other Person in connection herewith or as security for all or any part of the Obligations.

         (d) The definition of "Obligation" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Obligation" means (a) all obligations of any nature (whether matured or unmatured, fixed or contingent), including Reimbursement Obligations, of the Borrower, any Subsidiary or any other Person to the Lenders under the Loan Papers as they may be amended from time to time,
         (b) all obligations to any Lender under or in connection with any Hedge Agreements entered into by the Borrower or any Subsidiary and any Lender or Lenders, and (c) all obligations of the Borrower, any Subsidiary or any other Person for losses, damages, expenses or any other liabilities of any kind that any Lender may suffer by reason of a breach by the Borrower, any Subsidiary or any other Person of any obligation, covenant or undertaking with respect to any Loan Paper.

         (e) The definition of "Revolving Credit Advance" set forth in Section
1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Revolving Credit Advance" means an Advance made pursuant to
         Section 2.1(a) hereof and/or pursuant to Section 2.16(c) hereof in respect of a drawing under a Letter of Credit.

         (f) Section 2.1(a) of the Credit Agreement is hereby amended by amending the first two sentences thereof to read as follows:

         Each Lender severally agrees, upon the terms and subject to the conditions of this Agreement, to make Revolving Credit Advances to the Borrower for the purpose set forth in Section 4.13 hereof from time to time up to and including the Maturity Date in an aggregate amount not to exceed its Specified Percentage of the Commitment less its Specified Percentage of the aggregate amount of all (i) Reimbursement Obligations then outstanding and (ii) Swing Line Advances then outstanding. Notwithstanding any provision in any Loan Paper to the contrary, in no event shall the principal amount of all Revolving Credit Advances, Reimbursement Obligations and Swing Line Advances exceed the Commitment.

         (g) Section 2.4(b) of the Credit Agreement is hereby amended to read as follows:

                  (b) Commitment Fee. Subject to Section 10.9 hereof, the Borrower agrees to pay to the Administrative Agent, for the account of the Lenders, a commitment fee (the "Commitment Fee") on the average daily unused portion of the Commitment (computed with respect to (i) the Swing Line Bank as the product of the Swing Line Bank's Specified Percentage times the Commitment minus the Revolving Credit Advances and the participation in the Letters of Credit and Swing Line Advances made by the Swing Line Bank and (ii) each other Lender as the product of such Lender's Specified Percentage times the Commitment minus the Revolving Credit Advances made by such Lender and the participation in the Letters of Credit of such Lender), commencing on the Agreement Date and continuing through the Maturity Date, at a per annum percentage of 0.25%, payable quarterly in arrears on each Quarterly Date and on the Maturity Date. The Commitment Fee shall be computed on a basis of 365 or 366 days, as applicable, for the number of days actually elapsed.

         (h) Article 2 of the Credit Agreement is hereby amended by adding a new
Section 2.16 thereto to read as follows:

                  2.16 Letters of Credit.

                  (a) The Letter of Credit Facility. The Borrower may request the Issuing Bank, on the terms and conditions hereinafter set forth, to issue, and the Issuing Bank shall, if so requested, issue, one or more Letters of Credit for the account of the Borrower and/or any of its Subsidiaries (provided that, if any Letter of Credit is issued for the account of any Subsidiary, the Borrower shall be jointly and severally liable with respect to such Letter of Credit pursuant to the terms of the Letter of Credit Agreement (as defined below) governing such Letter of Credit) from time to time on any Business Day from the date of the initial Advance until the Revolving Credit Commitment Maturity Date in an aggregate maximum amount (assuming compliance with all conditions to drawing) not to exceed, at any time outstanding, the lesser of (i) $5,000,000 (the "Letter of Credit Facility") and (ii) an amount equal to the Revolving Credit Commitment minus the aggregate principal amount of Revolving Credit Advances and Swing Line Advances then outstanding. No Letter of Credit shall have an expiration date (including all rights of renewal) later than the earlier of (i) ten days prior to the Maturity Date or (ii) one year after the date of issuance thereof (provided that any Letter of Credit may provide for the renewal thereof for additional periods of up to one year, which in no event extend beyond the date referred to in clause
         (i) of this sentence). Immediately upon the issuance of each Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed to have purchased and received from the Issuing Bank, in each case irrevocably and without any further action by any party, an undivided interest and participation in such Letter of Credit, each drawing thereunder and the obligations of the Issuing Bank under this Agreement in respect thereof in an amount equal to the product of (x) such Lender's Specified Percentage times (y) the maximum amount available to be drawn under such Letter of Credit (assuming compliance with all conditions to drawing). Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.16(a), repay any Revolving Credit Advances resulting from drawings thereunder pursuant to Section 2.16(c) hereof and request the issuance of additional Letters of Credit under this Section 2.16(a).

                  (b) Request for Issuance. Each Letter of Credit shall be issued upon notice, given not later than 11:00 a.m. (Dallas, Texas time) on the third Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank and the Administrative Agent. Each Letter of Credit shall be issued upon notice given in accordance with the terms of any separate agreement between the Borrower and the Issuing Bank in form and substance reasonably satisfactory to the Borrower and the Issuing Bank providing for the issuance of Letters of Credit pursuant to this Agreement (a "Letter of Credit Agreement"), provided that if any terms and conditions of such Letter of Credit Agreement are inconsistent with or more restrictive than this Agreement, this Agreement shall control. Each such notice of issuance of a Letter of Credit by the Borrower (a "Notice of Issuance") shall be by telephone or telecopier, specifying therein, in the case of a Letter of Credit, the requested (i) date of such issuance (which shall be a Business Day), (ii) maximum amount of such Letter of Credit, (iii) expiration date of such Letter of Credit,
         (iv) name and address of the beneficiary of such Letter of Credit, and
         (v) form of such Letter of Credit and specifying such other information as shall be required pursuant to the relevant Letter of Credit Agreement. Upon sending each Notice of Issuance to the Issuing Bank, the Borrower shall promptly send a copy thereof to the Administrative Agent. If the requested terms of such Letter of Credit are acceptable to the Issuing Bank in its reasonable discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in
         Article 3 hereof, make such Letter of Credit available to the Borrower at its office referred to in Section 10.1 hereof or as otherwise agreed with the Borrower in connection with such issuance. No less than once each calendar month, the Issuing Bank shall give a summary report of the issued and outstanding Letters of Credit to the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

                  (c) Drawing and Reimbursement. The payment by the Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Revolving Credit Advance, which shall bear interest at the Base Rate Basis, in the amount of such draft (but without any requirement for compliance with the conditions set forth in Article 3 hereof); provided, however, if as a result of termination of the Revolving Credit Commitment pursuant to any Debtor Relief Law the Issuing Bank is prohibited from making a Revolving Credit Advance, the obligation of the Borrower to repay the Issuing Bank the amount of such draft shall bear interest at the Base Rate Basis. In the event that a drawing under any Letter of Credit is not reimbursed by the Borrower by 12:00 noon (Dallas, Texas time) on the first Business Day after such drawing, the Issuing Bank shall promptly notify Administrative Agent, which shall notify each other Lender. Each such Lender shall, on the first Business Day following such notification, make a Revolving Credit Advance (or, if as a result of any Debtor Relief Law, the Lenders are prohibited from making a Revolving Credit Advance, each Lender shall fund its participation purchased pursuant to Section 2.16(a) hereof by making such amount available to the Administrative Agent), which shall bear interest at the Base Rate Basis, and shall be used to repay the applicable portion of the Issuing Bank's Advance with respect to such Letter of Credit, in an amount equal to the amount of its participation in such drawing for application to reimburse the Issuing Bank (but without any requirement for compliance with the applicable conditions set forth in Article 3 hereof) and shall make available to the Administrative Agent for the account of the Issuing Bank, by deposit at the Administrative Agent's office, in same day funds, the amount of such Advance. In the event that any Lender fails to make available to the Administrative Agent for the account of the Issuing Bank the amount of such Advance, the Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon at a rate per annum equal to the lesser of (i) the Highest Lawful Rate or
         (ii) the Federal Funds Rate.

                  (d) Increased Costs. If, (i) any change or phase-in after the Agreement Date in any law, rule, regulation, guideline or requirement or in the interpretation thereof by any Governmental Authority charged with the administration thereof or (ii) compliance by a Lender with any law, rule, regulation, guideline or requirement from any central bank or Governmental Authority (whether or not having the force of law) adopted or promulgated after the Agreement Date shall either (A) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit or guarantees issued by, or assets held by, or deposits in or for the account of, the Issuing Bank or any Lender or any corporation controlling the Issuing Bank or any Lender or (B) impose on the Issuing Bank or any Lender or any corporation controlling the Issuing Bank or any Lender any other condition regarding this Agreement or any Letter of Credit, and the result of any event referred to in the preceding clause (A) or (B) shall be to increase the cost to the Issuing Bank or any corporation controlling the Issuing Bank of issuing or maintaining any Letter of Credit or to any Lender or any corporation controlling such Lender of purchasing any participation therein or making any Advance pursuant to
         Section 2.16(c) hereof ("Increased Letter of Credit Costs"), then, within 30 days after demand by the Issuing Bank or such Lender, the Borrower shall, subject to Section 10.9 hereof, pay to the Issuing Bank or such Lender, from time to time as specified by the Issuing Bank or such Lender, additional amounts that shall be sufficient to compensate the Issuing Bank or such Lender or any corporation controlling such Lender for such Increased Letter of Credit Costs. A certificate as to the amount of such Increased Letter of Credit Costs, submitted to the Borrower by the Issuing Bank or such Lender, shall certify that such Increased Letter of Credit Costs were actually incurred by the Issuing Bank or such Lender, shall show in reasonable detail the reasons for such Increased Letter of Credit Costs and an accounting of the amount payable and the calculation used to determine in good faith such amount, and shall be conclusive absent demonstrable error. In determining such amount, the Issuing Bank or such Lender may use any reasonable averaging or attribution method.

                  (e) Obligations Absolute. The obligations of the Borrower under this Agreement with respect to any Letter of Credit, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit or any Revolving Credit Advance pursuant to
         Section 2.16(c) hereof shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

                           (i) any lack of validity or enforceability of this
                  Agreement, any other Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "L/C Related Documents");

                           (ii) (A) any change in the time, manner or place of
                  payment of, or in any other term of, all or any of the Obligation of the Borrower in respect of the Letters of Credit or any Revolving Credit Advance pursuant to Section 2.16(c) hereof or (B) any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                           (iii) the existence of any claim, set-off, defense or
                  other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C Related Documents or any unrelated transaction;

                           (iv) any statement or any other document presented
                  under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except to the extent that any such forged, fraudulent, invalid, insufficient, untrue or inaccurate statement was relied upon as a result of the Issuing Bank's gross negligence or willful misconduct;

                           (v) payment by the Issuing Bank under a Letter of
                  Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit, except for any payment made upon the Issuing Bank's gross negligence or willful misconduct;

                           (vi) any exchange, release or non-perfection of any
                  collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations of the Borrower in respect of the Letters of Credit or any Revolving Credit Advance pursuant to Section 2.16(c) hereof; or

                           (vii) any other circumstance or happening whatsoever,
                  whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor, other than the Issuing Bank's gross negligence or willful misconduct.

                  (f) Compensation for Letters of Credit.

                           (i) Letter of Credit Fee. Subject to Section 10.9
                  hereof, the Borrower shall pay to the Administrative Agent for the account of the Lenders according to their Specified Percentages, a per annum fee (which shall be payable quarterly in arrears on each Quarterly Date and on the Maturity Date) equal to the product of (A) the Applicable Margin in effect from time to time for Revolving Credit Advances which are LIBOR Advances multiplied by (B) the average daily amount available for drawing under all outstanding Letters of Credit. Subject to Section 10.9 hereof, such fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

                           (ii) Fronting Fee. Subject to Section 10.9 hereof,
                  the Borrower shall pay to the Administrative Agent for the sole account of the Issuing Bank a fronting fee in an amount that is mutually agreeable to the Issuing Bank and the Borrower. Subject to Section 10.9 hereof, such fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

                           (iii) Administrative Fee. Subject to Section 10.9
                  hereof, the Borrower shall pay, with respect to each amendment, renewal or transfer of each Letter of Credit and each drawing made thereunder, reasonable documentary and processing charges in accordance with the Issuing Bank's standard schedule for such charges in effect at the time of such amendment, renewal, transfer or drawing, as the case may be.

                  (g) L/C Cash Collateral Account.

                           (i) Upon the occurrence of an Event of Default and
                  demand by the Administrative Agent pursuant to Section 7.2(e) hereof (except in the case of an Event of Default specified in Section 7.1(g) or (h) hereof, without any demand or taking of any other action by the Administrative Agent or any Lender), the Borrower will promptly pay to the Administrative Agent in immediately available funds an amount equal to the maximum amount then available to be drawn under the Letters of Credit then outstanding. Any amounts so received by the Administrative Agent shall be deposited by the Administrative Agent in a deposit account maintained by the Administrative Agent (the "L/C Cash Collateral Account").

                           (ii) As security for the payment of all Reimbursement
                  Obligations and for any other Obligation, the Borrower hereby grants, conveys, assigns, pledges, sets over and transfers to the Administrative Agent (for the benefit of the Issuing Bank and Lenders), and creates in the Administrative Agent's favor (for the benefit of the Issuing Bank and Lenders) a Lien in, all money, instruments and securities at any time held in or acquired in connection with the L/C Cash Collateral Account, together with all proceeds thereof. The L/C Cash Collateral Account shall be under the sole dominion and control of the Administrative Agent and the Borrower shall have no right to withdraw or to cause the Administrative Agent to withdraw any funds deposited in the L/C Cash Collateral Account during the continuance of any Event of Default. At any time and from time to time, upon the Administrative Agent's reasonable request, the Borrower promptly shall execute and deliver any and all such further instruments and documents, including UCC financing statements, as may be necessary, appropriate or desirable in the Administrative Agent's reasonable judgment to obtain the full benefits (including perfection and priority) of the security interest created or intended to be created by this paragraph (ii) and of the rights and powers herein granted. The Borrower shall not create or suffer to exist any Lien on any amounts or investments held in the L/C Cash Collateral Account other than the Lien granted under this paragraph (ii).

                           (iii) The Administrative Agent shall (A) apply any
                  funds in the L/C Cash Collateral Account on account of Reimbursement Obligations when the same become due and payable, and (B) after the Maturity Date, apply any proceeds remaining in the L/C Cash Collateral Account first to pay any unpaid Obligations then outstanding hereunder and then to refund any remaining amount to the Borrower.

                           (iv) The Borrower, no more than once in any calendar
                  month, may direct the Administrative Agent to invest the funds held in the L/C Cash Collateral Account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement) in (A) cash or direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof and (B) one or more other types of investments permitted by the Determining Lenders, in each case with such maturities as the Borrower, with the consent of the Determining Lenders (which shall not be unreasonably withheld), may specify, pending application of such funds on account of Reimbursement Obligations or on account of any other Obligation, as the case may be. In the absence of any such direction from the Borrower, the Administrative Agent shall invest the funds held in the L/C Cash Collateral Account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement) in one or more types of investments with such maturities as the Administrative Agent, with the consent of the Determining Lenders, may determine, pending application of such funds on account of Reimbursement Obligations or on account of any other Obligation, as the case may be. All such investments shall be made in the Administrative Agent's name for the account of the Lenders, subject to the ownership interest therein of the Borrower. The Borrower recognizes that any losses or taxes with respect to such investments shall be borne solely by the Borrower, and the Borrower agrees to hold the Administrative Agent and the Lenders harmless from any and all such losses and taxes, the Administrative Agent may liquidate any investment held in the L/C Cash Collateral Account in order to apply the proceeds of such investment on account of the Reimbursement Obligations as provided in Section 2.16(g)(iii) hereof (or on account of any other Obligation then due and payable, as the case may be) without regard to whether such investment has matured and without liability for any penalty or other fee incurred (with respect to which the Borrower hereby agrees to reimburse the Administrative Agent) as a result of such application.

                           (vi) After the establishment of the L/C Cash
                  Collateral Account pursuant to Section 2.16(g)(i) hereof, the Borrower shall pay to the Administrative Agent the fees customarily charged by the Administrative Agent with respect to the maintenance of accounts similar to the L/C Cash Collateral Account.

                           (vii) At such time as no Event of Default is in
                  existence, the Administrative Agent shall return any amount remaining in the L/C Cash Collateral Account to the Borrower.

         (i) Section 3.2 of the Credit Agreement is hereby amended to read as follows:

                  Section 3.2 Conditions Precedent to All Advances and Letters of Credit. The obligation of each Lender to make each Advance hereunder (including the initial Advance) and the obligation of the Issuing Bank to issue or extend each Letter of Credit is subject to fulfillment of the following conditions immediately prior to or contemporaneously with each such Advance or issuance or extension:

                  (a) With respect to Advances and each issuance or extension of a Letter of Credit, all of the representations and warranties of the Borrower under this Agreement, which, pursuant to Section 4.22 hereof, are made at and as of the time of such Advance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of the Advance or Letter of Credit;

                  (b) The incumbency of the Authorized Signatories shall be as stated in the certificate of incumbency delivered in the Borrower's loan certificate pursuant to Section 3.1(a) or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent. The Lenders may, without waiving this condition, consider it fulfilled and a representation by the Borrower made to such effect if no written notice to the contrary, dated on or before the date of the Advance, is received by the Administrative Agent from the Borrower prior to the making of such Advance or issuance or extension of such Letter of Credit;

                  (c) There shall not exist a Default or Event of Default hereunder;

                  (d) The aggregate Advances and Letters of Credit, after giving effect to such proposed Advance or Letter of Credit, shall not exceed the maximum principal amount then permitted to be outstanding hereunder; and

                  (e) The Administrative Agent shall have received all such other certificates, reports, statements, opinions of counsel or other documents as the Administrative Agent or any Lender may reasonably request;

         provided, however, that the obligation of each Lender to make a Revolving Credit Advance pursuant to Section 2.2(g) (or fund its participation in respect of Swing Line Advances pursuant to Section 2.2(g) hereof) and Section 2.16(c) hereof (or fund its participation in respect of Letters of Credit pursuant to Section 2.16(c) hereof) shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, (i) the occurrence of any Default or Event of Default, (ii) the failure of the Borrower to satisfy any condition set forth in this Section 3.2 at the time of such Revolving Credit Advance, or (iii) any other circumstance, happening or event whatsoever.

         (j) Section 4.13 of the Credit Agreement is hereby amended by amending the first sentence thereof to read as follows:

                  The proceeds of the Revolving Credit Advances, the Swing Line Advances and the Letters of Credit will be used for the Borrower's and its Consolidated working capital purposes (including intercompany loans), acquisitions (but only to the extent permitted hereunder) and other lawful, general corporate purposes.

         (k) Section 4.23 of the Credit Agreement is hereby amended to read as follows:

                  Section 4.23 Survival of Representations, Etc. All representations and warranties by the Borrower herein shall survive delivery of the Notes and the making of the Revolving Credit Advances and Swing Line Advances and the issuance or extension of the Letters of Credit, and any investigation at any time made by or on behalf of the Lenders shall not diminish the Lenders' right to rely thereon.

         (l) Section 5.17(a) of the Credit Agreement is hereby amended to read as follows:

                  (a) THE BORROWER AGREES TO DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT, EACH LENDER, EACH OF THEIR RESPECTIVE AFFILIATES, AND EACH OF THEIR RESPECTIVE (INCLUDING SUCH AFFILIATES') OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, SHAREHOLDERS AND CONSULTANTS (INCLUDING, WITHOUT LIMITATION, THOSE RETAINED

         IN CONNECTION WITH THE SATISFACTION OR ATTEMPTED SATISFACTION OF ANY OF THE CONDITIONS SET FORTH HEREIN) OF EACH OF THE FOREGOING (COLLECTIVELY, "INDEMNITEES") FROM THE AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL FOR SUCH INDEMNITEES IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING, WHETHER OR NOT SUCH INDEMNITEES SHALL BE DESIGNATED A PARTY THERETO), IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNITEES, IN ANY MANNER RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY ACT, EVENT OR TRANSACTION OR ALLEGED ACT, EVENT OR TRANSACTION RELATING OR ATTENDANT THERETO, INCLUDING IN CONNECTION WITH, OR AS A RESULT OF ANY NEGLIGENCE OF THE ADMINISTRATIVE AGENT OR ANY LENDER (OTHER THAN THOSE MATTERS RAISED EXCLUSIVELY BY A PARTICIPANT AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER AND NOT THE BORROWER), OR THE USE OR INTENDED USE OF THE PROCEEDS OF THE ADVANCES OR THE LETTERS OF CREDIT HEREUNDER, OR IN CONNECTION WITH ANY THIRD PARTY INVESTIGATION OR ANY POTENTIAL MATTER COVERED HEREBY, BUT EXCLUDING (I) ANY CLAIM OR LIABILITY THAT ARISES AS THE RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNITEE, AS FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, AND (II) MATTERS RAISED BY ONE INDEMNITEE AGAINST ANOTHER INDEMNITEE (COLLECTIVELY, "INDEMNIFIED MATTERS"). TO THE EXTENT THAT ANY INDEMNIFIED MATTER INVOLVES ONE OR MORE INDEMNITEES, SUCH INDEMNITEES SHALL USE THE SAME LEGAL COUNSEL UNLESS ANY INDEMNITEE IN ITS REASONABLE DISCRETION DETERMINES THAT CONFLICTS EXIST OR MAY ARISE IN CONNECTION WITH SUCH REPRESENTATION.

         (m) Section 7.2 of the Credit Agreement is hereby amended by adding a subsection (e) thereto to read as follows:

                  (e) If any Letter of Credit shall be then outstanding, the Administrative Agent shall, upon the direction of the Determining Lenders, make demand upon the Borrower to, and forthwith upon such demand (but in the case of an Event of Default specified in Section 7.1(g) or (h) hereof, without any demand or taking of any other action by the Administrative Agent or any Lender), the Borrower shall, pay to the Administrative Agent in same day funds at the office of the Administrative Agent for deposit in the L/C Cash Collateral Account, an amount equal to the maximum amount available to be drawn under the Letters of Credit then outstanding.

         (n) Section 10.12 of the Credit Agreement is hereby amended by (i) deleting "or" at the end of subclause (b) thereof, (ii) deleting "." at the end of subclause (c) thereof and inserting "; or" in lieu thereof and (iii) adding the following new subclause (d) thereto to read as follows:

                  (d) without the consent of the Issuing Bank, if it would alter the rights, duties or obligations of the Issuing Bank.

         (o) Article 10 of the Credit Agreement is hereby amended by adding a new Section 10.15 thereto to read as follows:

                  Section 10.15 No Liability of Issuing Bank. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any Lender nor any of their respective officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith;
         (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower, to the extent of any direct, but non consequential, damages suffered by the Borrower that a court of competent jurisdiction finally judicially determines were caused by (i) the Issuing Bank's willful misconduct or gross negligence or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) the Borrower has full power and authority to execute and deliver this Eighth Amendment, and this Eighth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities law;

         (d) neither the execution, delivery and performance of this Eighth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law to which the Borrower or any Subsidiary is subject, or any indenture, agreement or other instrument to which the Borrower or any Subsidiary or any of their respective property is subject; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required for the execution, delivery or performance by the Borrower of this Eighth Amendment or the acknowledgment of this Eighth Amendment by each Guarantor.

         3. CONDITIONS OF EFFECTIVENESS. This Eighth Amendment shall be effective as of February 12, 2002, subject to the following:

         (a) the Administrative Agent shall have received counterparts of this Eighth Amendment executed by the Determining Lenders;

         (b) the Administrative Agent shall have received counterparts of this Eighth Amendment executed by the Borrower and acknowledged by each Guarantor;

         (c) the representations and warranties set forth in Section 2 of this Eighth Amendment shall be true and correct; and

         (d) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         4. GUARANTORS ACKNOWLEDGMENT. By signing below, each of the Guarantors
(a) acknowledges and consents to the execution, delivery and performance by the Borrower of this Eighth Amendment, (b) agrees that its obligations in respect of its Guaranty Agreement are not released, modified, impaired or affected in any manner by this Eighth Amendment or any of the provisions contemplated herein and
(c) acknowledges that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty Agreement.

         5. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Eighth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Eighth Amendment.

         (b) The Credit Agreement, as amended by this Eighth Amendment, and all other Loan Papers shall remain in full force and effect and are hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Eighth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Eighth Amendment).

         7. EXECUTION IN COUNTERPARTS. This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW; BINDING EFFECT. This Eighth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, each Lender, and the Administrative Agent and their respective successors and assigns.

         9. HEADINGS. Section headings in this Eighth Amendment are included herein for convenience of reference only and shall not constitute a part of this Eighth Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS EIGHTH AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HERE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

         IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment as of the date first above written.

                                       CASH AMERICA INTERNATIONAL, INC.


                                       By:  /s/ David J. Clay
                                            ------------------------------------
                                            David J. Clay
                                            Vice President and Treasurer



                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent

                                       By:  /s/ Shelly Harper
                                            ------------------------------------
                                            Shelly Harper
                                            Principal



                                       WELLS FARGO BANK TEXAS, NATIONAL
                                       ASSOCIATION, as Documentation Agent and
                                       as a Lender


                                       By:  /s/ Stephen C. Melton
                                            ------------------------------------
                                            Stephen C. Melton
                                            Vice President


                                       BANK ONE, N.A.

                                       By:  /s/ Greg Crowe
                                            ------------------------------------
                                            Greg Crowe
                                            Vice President


                                       THE BANK OF TOKYO-MITSUBISHI, LTD.

                                       By:  /s/ John M. Mearns
                                            ------------------------------------
                                            John M. Mearns
                                            Vice President and Manager

                                       JPMORGAN CHASE BANK (formerly known as
                                       The Chase Manhattan Bank)


                                       By:  /s/ Allen K. King
                                            ------------------------------------
                                            Allen K. King
                                            Vice President




                                       COMERICA BANK-TEXAS


                                       By:  /s/ Jeffrey D. Bundy
                                            ------------------------------------
                                            Jeffrey D. Bundy
                                            Corporate Banking Officer

ACKNOWLEDGED AND AGREED:

CASH AMERICA, INC. OF SOUTH CAROLINA
FLORIDA CASH AMERICA, INC.
GEORGIA CASH AMERICA, INC.
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA PAWN, INC. OF OHIO
CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash
         America Holding, Inc.
CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner, Cash America
         Holding, Inc.
CASH AMERICA HOLDING, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC.
CASH AMERICA OF MISSOURI, INC.
VINCENT'S JEWELERS AND LOAN, INC.
CASH AMERICA, INC. OF UTAH
CASH AMERICA FRANCHISING, INC.
CASH AMERICA FINANCIAL SERVICES, INC.
CASH AMERICA, INC. OF ILLINOIS
UPTOWN CITY PAWNERS, INC.
DOC HOLLIDAY'S PAWN BROKERS & JEWELERS, INC.
LONGHORN PAWN & GUN, INC.
BRONCO PAWN & GUN, INC.
HORNET PAWN & GUN, INC.
TIGER PAWN & GUN, INC.
RENT-A-TIRE, INC.
MR. PAYROLL CORPORATION



By:  /s/ David J. Clay
     ---------------------------------------
     David J. Clay
     Vice President and Treasurer